UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2024 (October 25, 2024)

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2024, the Board of Directors of Leidos Holdings Inc. (the “Company”) approved and adopted amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective as of October 25, 2024. The Amendments clarify and implement certain procedural and disclosure requirements for stockholders to make director nominations or propose business at the Company’s annual or special meetings. The Amendments also conform to developments in Delaware General Corporation Law and include other technical, conforming, clarifying and modernizing revisions.

Among other revisions, the Amendments to the Bylaws:

•Clarify certain procedural requirements with respect to director nominations and proposals of business related to the form of the delivery of notices and the number of nominees that stockholders may nominate for election;

•Enhance the disclosure requirements to include additional information regarding the stockholder making the director nomination(s) or proposal of business, the director nominee(s), and their control persons and that the information is updated and supplemented to be accurate and timely; and

•Require that the stockholder making the director nomination(s), pursuant to Rule 14a-19, provide a representation regarding whether such stockholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors and provide reasonable evidence of compliance with the rules.

The foregoing description of the Bylaw Amendments is not intended to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed herewith as Exhibit 3.2 and is incorporated in this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.2	Amended and Restated Bylaws of Leidos Holdings, Inc.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	October 25, 2024	By:	/s/ Brian Z. Liss
Brian Z. Liss
		Its:	SVP, Deputy General Counsel and Corporate Secretary